SUPPLEMENT

Dated February 21, 2017

to the

PROSPECTUS

of the

Yorktown Mid Cap Fund

dated May 6, 2016

On February 13, 2017, the shareholders of the Yorktown Mid Cap Fund approved the engagement of a new Investment Manager for the Fund, Poplar Forest Capital, LLC. As a result, all references to William Blair Investment Management, LLC are deleted and replaced with Poplar Forest Capital, LLC. The change in Investment Managers has also resulted in the following changes the Mid Cap Fund’s Prospectus:

In the Summary Section of the Prospectus, the Section entitled “PRINCIPAL INVESTMENT STRATEGIES”, beginning on page 9 of the Prospectus, is deleted in its entirety and replaced with:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.4 billion to approximately $28.7 billion as of May 29, 2016, the date of the last reconstitution of the Russell Midcap® Index) at the time of purchase.

The Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

The Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The Fund will generally invest in 25 to 35 companies. The Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods. The Fund’s Investment Manager evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

1.	expected future profits;
2.	expected sustainable revenue and/or asset growth;
3.	expected cash investment needed to support expected growth;
4.	normalized free cash flow after considering Items 1 through 3 above; and
5.	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Investment Manager’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

The Fund may be appropriate for investors who:

1.	are pursuing long-term growth of capital;
2.	want to add an investment with appreciation potential to diversify their investment portfolio; and can accept the greater risks of investing in a portfolio with significant common stock holdings.

In the Summary Section of the Prospectus, in the Section entitled “PRINCIPAL INVESTMENT RISKS”, beginning on page 11 of the Prospectus, the risk disclosure entitled “Allocation Risk” is deleted and is replaced with:

Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

In the Summary Section of the Prospectus, the Section entitled “MANAGEMENT”, beginning on page 13 of the Prospectus, is deleted in its entirety and replaced with:

MANAGEMENT

Investment Adviser- Yorktown Management & Research Company, Inc.

Investment Manager- Poplar Forest Capital, LLC

Portfolio Manager- H. Dale Harvey. Mr. Harvey has served as portfolio manager to the Fund since February 13, 2017.

In Section 2 of the Prospectus, in the Section entitled “PRINCIPAL INVESTMENT RISKS”, the “Allocation Risk” disclosure relating to the Fund, appearing on page 16 of the Prospectus is replaced with the “Foreign Securities Risk” disclosure described above.

In Section 3 of the Prospectus, in the Section entitled “INVESTMENT MANAGERS”, the sub-section relating to William Blair Investment Management, LLC is deleted in its entirety and is replaced with:

POPLAR FOREST CAPITAL, LLC

Poplar Forest Capital, LLC (“Poplar”), located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101, is the Investment Manager to the Yorktown Mid Cap Fund. Poplar is an SEC-registered investment advisory firm formed in 2007. Poplar provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles. Poplar serves as investment adviser to Poplar Forest Outliers Fund which has similar investment objective and strategies to the Fund. Mr. J. Dale Harvey owns 78.6% of Poplar and is therefore, a control person of Poplar. As of December 31, 2016, Poplar managed approximately $1.6 billion in assets.

Poplar, subject to the oversight of the Board and the Adviser, will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Poplar will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Poplar will provide the services under the Sub-Advisory Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Poplar in writing from time to time.

Mr. J. Dale Harvey, CEO and Chief Investment Officer of Poplar, is the portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Poplar Forest Capital in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.

A discussion of the basis for the decision of the Board to approve the investment sub-advisory agreement with the Investment Manager is available in the Trust’s Proxy statement, dated February 3, 2017.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

3